UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2020

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On July 2, 2020, Unique Fabricating, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) at which four proposals were submitted to the Company’s stockholders. As of May 18, 2020, the date of record for determining the Company stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 9,779,147 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 8,638,267 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The four proposals considered at the Annual Meeting are described in detail in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 22, 2020. The final results for each proposal are set forth below.
Proposal 1.
The Company’s stockholders elected the following two persons to the Company’s Board of Directors to hold office until the third annual meeting of stockholders after their election or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The votes regarding this proposal were as follows:

Nominee	Votes For	% Votes Cast	Votes Against	% Votes Cast	Abstentions	% Votes Cast	Broker Non-Votes
Paul Frascoia	4,629,718	93.35%	—	—%	330,072	6.65%	3,678,477
Patrick W. Cavanagh	4,615,608	93.06%	—	—%	344,182	6.94%	3,678,477

Proposal 2.
The Company’s stockholders voted to amend the 2014 Omnibus Performance Award Plan to increase the number of authorized shares in the 2014 Plan by 250,000 shares to 700,000 shares. The votes regarding this proposal were as follows:

Votes For	% Votes Cast	Votes Against	% Votes Cast	Abstentions	% Votes Cast	Broker Non-Votes
4,784,383	96.52%	172,126	3.45%	3,281	0.03%	3,678,477

Proposal 3.
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes regarding this proposal were as follows:

Votes For	% Votes Cast	Votes Against	% Votes Cast	Abstentions	% Votes Cast	Broker Non-Votes
8,554,771	99.03%	80,662	0.94%	2,834	0.03%	—

Proposal 4.
The Company’s stockholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	% Votes Cast	Votes Against	% Votes Cast	Abstentions	% Votes Cast	Broker Non-Votes
4,164,950	83.97%	55,012	1.11%	739,828	14.92%	3,678,477

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: July 07, 2020	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer